UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-2012549
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in a filing on Form 8-K with the Securities and Exchange Commission (“SEC”) made by Zayo Group, LLC (the “Company” or “Zayo”), on August 31, 2012 the Company acquired one hundred percent of the ownership interest of FiberGate Holdings, Inc. (“FiberGate”) for a purchase price of $117.5 million, subject to post-closing adjustments.

The purpose of this report is to amend the Current Report on Form 8-K filed on September 4, 2012 by the Company in order to provide the financial information described below.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of FiberGate Holdings, Inc. for the years ended December 31, 2011 and December 31, 2010 and the unaudited condensed consolidated financial statements of FiberGate Holdings, Inc. as of and for the six months ended June 30, 2012 and 2011 are attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial information related to the FiberGate acquisition is incorporated by reference to “Unaudited Pro Forma Condensed Financial Information” contained within Item 6 – Selected Financial Data, of the Company’s Annual Report on Form 10-K filed with the SEC on September 14, 2012.

(d)	Exhibits.

Exhibit No.	Description

99.1	Consolidated financial statements of FiberGate Holdings, Inc. as of December 31, 2011 and 2010 and for each of the two years ended December 31, 2011. Condensed consolidated financial statements of FiberGate Holdings, Inc. as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2	The section entitled “Unaudited Pro Forma Condensed Financial Information” contained within Item 6 - Selected Financial Data of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is incorporated herein by reference to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC on September 14, 2012.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including those under the heading “Risk Factors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: November 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated financial statements of FiberGate Holdings, Inc. as of December 31, 2011 and 2010 and for each of the two years ended December 31, 2011. Condensed consolidated financial statements of FiberGate Holdings, Inc. as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2	The section entitled “Unaudited Pro Forma Condensed Financial Information” contained within Item 6 - Selected Financial Data of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is incorporated herein by reference to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC on September 14, 2012.